SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-KA

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  earliest  event  reported)          March  13, 2000
                                                                 ---------------


                                   YP.Net.Inc
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                      0-24217                     85-026668
        ------                      -------                     ---------
(State or Other Jurisdiction     (Commission                 (IRS  Employer
     of  Incorporation)          File  Number)             Identification  No.)


4840  East  Jasmine  Street,  Suite  110,  Mesa,  Arizona               85205
---------------------------------------------------------               -----
(Address  of Principal Executive Offices)                             (Zip Code)


Registrant's  telephone  number,  including  area  code          (480)  654-9646
                                                                 ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 14, 2000, Registrant filed its Form 8-K indicating (Item 4) those pertinent matters incident to a full disclosure pursuant to Item 304(a)(3) of Regulation S-K relating to a change in Registrant's Certifying Accountant.

     Although McGladrey & Pullen, LLP, did furnish to the Commission its March 22, 2000, letter that incorporated its February 4, 2000, letter addressed to Registrant, inadvertently, Registrant failed (i) to include as an Exhibit to its March 14, 2000 Form 8-K as filed with the Commission, the McGladrey & Pullen, LLP letter dated February 4, 2000, attached hereto; and, (ii) Registrant further failed to deliver to McGladrey & Pullen, LLP, a copy of its definitive Form 8-K dated March 14, 2000.

     The purpose of this Form 8-KA is to amend the failings of Registrant noted above. A copy of this Form 8-KA, together with a copy of the Form 8-K dated March 14, 2000, as previously filed with the Commission will also be delivered to McGladrey & Pullen, LLP, concurrently with the filing of this Form 8-KA.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        YP.NET.INC.


Date:     May  19,  2000                By:     /s/  Angelo  Tullo
          --------------                             ------------------------
                                                     Angelo  Tullo,  Chairman

February  4,  2000

Board  of  Directors
YP.Net,  Inc
4840  East  Jasmine  Street,  #105
Mesa,  Arizona  85205


Dear  Sir's:

As you requested in our meeting on February 3, 2000, we are providing additional information and recapping the points covered in the meeting.

     1. Due to the change in the Board of Directors and the changes in management, we need to perform our internal client reevaluation procedures. In connection therewith, we need the Public Record Search Request form for all the Directors and management as soon as possible. This process must be completed and accepted before we will perform any further substantive audit procedures.
     2. We are having significant difficulties completing the audit of the Company's financial statements. As you know, the Company's Form 1OKSR was due at the end of December 1999; a notification of late filing was submitted to the SEC and the 15 day "grace period" provided in the notification of late filing has expired. Since we have not completed the audit and will need to perform substantial procedures after management or others produce the missing information, we are not in position to reach any opinion on the financial statements taken as a whole. However, we have identified indications that past financial statements are likely to be materially misstated. These matters effect a number of your past filings under the Securities Exchange Act of 1934 such as the Form IOQSB, 1OKSB and 8K's tiled in the past year. We previously provided management with descriptions of the significant accounting issues and lists of information we are missing. Attached is a list of the most significant issues we discussed with you. It is important to understand that as the requested information is provided, it is likely that more questions will arise and more information will be needed.
     3. We indicated to you that we are evaluating our responsibilities under Section LOA of Securities Exchange Act of 1934. We have included a photocopy of 17 CFR Parts 210 and 240, Implementation of Section 1OA of the Securities Exchange Act of 1934 for your review. Under Section 10A, we are waiting to hear your timely response for your remedial actions with respect to the Company's financial statements. We need you to respond to us in writing by February 8, 2000.
     4. We have included information for your review on accounting for reverse acquisitions. This includes portions of the November 1999 paper issued by the staff members of the Division of Corporation Finance of the Securities and Exchange Commission, portions of the Division of Corporation Finance Accounting Disclosure Rules and Practices Training Manual and portions of the Arthur Andersen publication Accounting for Business Combinations

We  want  to re-iterate that we need you to respond to us in writing by February
8, 2000 regarding your appropriate remedial actions to rectify the past financial statements which are likely to be materially misstated.

     Issues noted in the audit as of February 3, 2000 since the audit is not completed as of this date due to lack of audit evidence, this listing is not complete.


INDICATIONS  THAT  PAST  FINANCIAL  STATEMENTS  ARE  LIKELY  TO  BE  MATERIALLY
-------------------------------------------------------------------------------
MISSTATED:
----------

     - There was a $5,000,000 payment to a related party in June 1999 pursuant to an agreement related to the "yellow-page.net" URL. This payment was all recorded as an asset.
     - There was a "contingent asset" of $3,250,000 recorded for company shares issued as collateral.
     - There has been no amount recorded nor a calculation performed for deferred revenue on amounts billed in advance
     - The accounting for the RIGL acquisition of Telco does not appear correct in that reverse acquisition accounting applies and Telco should be considered the accounting acquirer
     - There is an amount ($820,251) capitalized for proprietary technology that we have been unable to determine the support for
     - There is an amount ($824,625) capitalized for prepaid marketing Costs that we have been unable to determine the support for nor the proprietary of the accounting treatment
     - We have been unable to determine the propriety of the Company's revenue recognition policy
     - Goodwill - proper recording as a result of the RIGL/Telco combination, amortization period and valuation for impairment
     - There are significant equity transactions, including options, warrants and stock for services, that have not been given appropriate accounting recognition.
     - The accounting is not proper and there is not an adequate allowance for doubtful accounts Receivable - ESBI
     -    Use of pooling method of accounting for certain business combinations.

INFORMATION  NEEDED  TO  COMPLETE  AUDIT  PROCEDURES:
-----------------------------------------------------

     - The propriety of the accounting for the IGT arid Olympic accounts receivables has not been determined nor has the adequacy of the allowance for doubtful accounts.
     - Determination of what constitutes related party transactions and the related testing of those transactions
     - Cut-off information for the financial statements which need to be included in the amended 1OQ and 8K
     -    income tax returns (none have been filed for Telco since inception)
     -    Determination of the completeness of agreements and contracts
     -    Cash receipts for direct bill receivables
     -    Financial statements for subsequent periods

INFORMATION  NEEDED  TO  COMPLETE  AUDIT  PROCEDURES  (CONTINUED):
------------------------------------------------------------------

     - Going concern support including, but not limited to, the following: address the ability of the company to pay off the past due debt and debt due within the next 12 months, address the ability of the company to perform under the put options, cash projections for next year's operations, etc.
     - Visit to IGT on 2/11/00 to determine the proprietary of the balance and the related controls
     - Visit to Olympic to determine the proprietary of the balance arid the related controls